[Logo of Chase Vista Funds]

                                  PROSPECTUS
                          SELECT TAX FREE INCOME FUNDS

                        INTERMEDIATE TAX FREE INCOME FUND
                              TAX FREE INCOME FUND
                   NEW YORK INTERMEDIATE TAX FREE INCOME FUND
                           INVESTMENT STRATEGY: Income


December 29, 1997, As revised March 13, 1998

This Prospectus explains concisely what you should know before investing. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in their December 29, 1997 Statement of Additional Information, as amended periodically (the "SAI"). For a free copy of the SAI, call the Chase Vista Select Service Center at 1-800-622-4273. The SAI has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 Investments in the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, The Chase Manhattan Bank or any of its affiliates and are not insured by the FDIC, the Federal Reserve Board or any other government agency. Investments in mutual funds involve risk, including the possible loss of the principal amount invested.
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                                       2
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                          TABLE OF CONTENTS



Expense Summary .....................................   4
Financial Highlights ................................   5
Fund Objectives and Investment Approach .............   6
Common Investment Policies ..........................   7
Management ..........................................  14
How to Purchase and Redeem Shares ...................  15
How the Funds Value Their Shares ....................  16
How Distributions Are Made; Tax Information .........  17
Other Information Concerning the Funds ..............  18
Performance Information .............................  22

                                EXPENSE SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your costs from investing in the Funds based on estimated expenses for the current fiscal year. The example shows the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.
--------------------------------------------------------------------------------

                                                                                         Select
                                                     Select           Select            New York           Select
                                                  Intermediate      Tax Free          Intermediate       New Jersey
                                                    Tax Free         Income             Tax Free           Tax Free
                                                   Income Fund        Fund            Income Fund        Income Fund
                                                   -----------        ----           ----------------   ---------------
ANNUAL FUND
  OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fee .................          0.30%             0.30%          0.30%                  0.30%
12b-1 Fee ...............................          None              None           None                   None
Shareholder Servicing Fee ...............          None              None           None                   None
Other Expenses
  (after reimbursements, where
  indicated) ............................          0.19%*            0.19%          0.20%*                 0.19%*
Total Fund Operating Expenses
  (after reimbursements, where
  indicated) ............................          0.49%*            0.49%          0.50%*                 0.49%*
EXAMPLE:
Your investment of $1,000 would
incur the following expenses
assuming 5% annual return:
1 Year ..................................          $  5              $  5           $  5                  $   5
3 Years .................................          $ 16              $ 16           $ 16                  $  16

* Reflects the agreement by Chase voluntarily to reimburse certain expenses for a period of at least one year after the date of this Prospectus. Absent such reimbursements, Other Expenses for Select Intermediate Tax Free Income Fund, Select New York Intermediate Tax Free Income Fund and Select New Jersey Tax Free Income Fund would be 0.20%, 0.23% and 0.27%, respectively, and Total Fund Operating Expenses for Select Intermediate Tax Free Income Fund, Select New York Intermediate Tax Free Income Fund and Select New Jersey Tax Free Income Fund would be 0.50%, 0.53% and 0.57%, respectively.


The table is provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that the Funds incur. The example should not be considered a representation of past or future expenses or returns; actual expenses and returns may be greater or less than shown.

Charges or credits, not reflected in the expense table above, may be incurred directly by customers of financial institutions in connection with an investment in the Fund

                             FINANCIAL HIGHLIGHTS

The table set forth below provides selected per share data and ratios for one share outstanding for each Fund throughout the period January 1, 1997 to August 31, 1997. This information is supplemented by financial statements and accompanying notes appearing in the Fund's Annual Report to Shareholders for the period ended August 31, 1997, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this Annual Report by contacting the Fund. The financial statements and notes, as well as the financial information set forth in the table below, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is also included in the Annual Report to Shareholders.




                                                                   Select           Select
                                                      Select    Intermediate       New York        Select
                                                     Tax Free     Tax Free         Tax Free      New Jersey
                                                      Income       Income           Income        Tax Free
                                                       Fund         Fund             Fund        Income Fund
                                                     ---------    --------         ---------    ------------
PER SHARE OPERATING
  PERFORMANCE:
Net Asset Value, Beginning of Period .............   $   6.39     $  10.75          $  7.09      $9.99
                                                     ---------    --------         ---------    -------
Income from Investment Operations:
 Net Investment Income ...........................      0.243        0.386            0.260       0.366
 Net Gains or (Losses) in Securities
   (both realized and unrealized) ................      0.060        0.100            0.060       0.050
                                                     ---------    --------         ---------    -------
 Total from Investment Operations ................      0.303        0.486            0.320       0.416
                                                     ---------    --------         ---------    -------
 Less Distributions:
 Dividends from Net Investment
   Income ........................................      0.243        0.386            0.260       0.366
                                                     ---------    --------         ---------    -------
Net Asset Value, End of Period ...................   $   6.45     $  10.85          $  7.15      $10.04
                                                     =========    ========         =========    =======
Total Return .....................................       4.86%        4.58%            4.62%       4.20%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted) .........   $677,302     $631,301         $235,444     $64,218
 Ratio to Average Net Assets#:
  Ratio of Expenses ..............................       0.02%        0.02%            0.03%       0.02%
  Ratio of Net Investment Income .................       5.73%        5.40%            5.52%       5.52%
  Ratio of Expenses Without Waivers
    and Assumption of Expenses ...................       0.49%        0.50%            0.53%       0.57%
  Ratio of Net Investment Income
    Without Waivers and Assumption
    of Expenses ..................................       5.26%        4.92%            5.02%       4.97%
Portfolio Turnover Rate ..........................         48%          60%              32%         14%

  * Commencement of operations.
  # Short periods have been annualized.

FUND OBJECTIVES AND INVESTMENT APPROACH

SELECT INTERMEDIATE TAX FREE INCOME FUND

The Fund's objective is to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment.

The Fund invests primarily in Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute a preference item which would be subject to the federal alternative minimum tax on individuals (these preference items are referred to as "AMT Items"). The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

The Fund is classified as a "non-diversified" fund under federal securities law.


SELECT TAX FREE INCOME FUND

The Fund's objective is to provide monthly dividends which are excluded from gross income for federal tax purposes, as well as to protect the value of its shareholders' investment, by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations.

As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes and does not constitute an AMT Item. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security.

The Fund is classified as a "non-diversified" fund under federal securities law.


SELECT NEW YORK
INTERMEDIATE TAX FREE
INCOME FUND
The Fund's objective is to provide monthly dividends which are excluded from gross income for federal tax purposes and exempt from New York State and New York City personal income taxes, as well as to protect the value of its shareholders' investment.

The Fund invests primarily in New York Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in New York Municipal Obligations the interest on which, in the opinion of bond counsel, does not constitute an AMT Item. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax and New York State and New York City personal income taxes. For temporary defensive purposes, the Fund may exceed this limitation.

The average dollar-weighted maturity of the Fund's portfolio will be greater than three years but will not exceed ten years.

The Fund is classified as a "non-diversified" fund under federal securities law.


SELECT NEW JERSEY
TAX FREE INCOME FUND
The Fund's objective is to provide monthly dividends which are excluded from gross income for federal tax purposes and exempt from New Jersey personal income tax. As used in this Prospectus, the term "New Jersey personal income tax" refers to the New Jersey Gross Income Tax.

Under normal market conditions, the Fund will invest at least 80% of its assets in New Jersey Municipal Obligations (as defined under "Municipal Obligations"). As a fundamental policy, under normal market conditions, the Fund will have at least 80% of its assets in Municipal Obligations the interest on which, in the opinion of bond counsel, does not constitute an AMT Item. The Fund reserves the right under normal market conditions to invest up to 20% of its total assets in AMT Items or securities the interest on which is subject to federal income tax and New Jersey personal income tax. For temporary defensive purposes, the Fund may exceed this limitation.

There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security.

The Fund is classified as a "non-diversified" fund under federal securities law.



COMMON INVESTMENT POLICIES
Each Fund's investments may include, among other instruments, fixed, variable or floating rate general obligation and revenue bonds, zero coupon securities, inverse floaters and bonds with interest rate caps. Each Fund's Municipal Obligations will be rated at time of purchase at least in the category Baa, MIG-3 or VMIG-3 by Moody's Investors Service, Inc. ("Moody's"), or BBB or SP-2 by Standard & Poor's Corporation ("S&P"), or BBB or F-3 by Fitch Investors Service, Inc. ("Fitch") or comparably rated by another national rating organization, or, if unrated, considered by the Fund's advisers to be of comparable quality. Bonds rated in the category Baa or BBB are generally considered to be investment grade obligations which are neither highly protected nor poorly secured; obligations rated MIG-3, VMIG-3, SP-2 or F-3 are generally considered to have satisfactory capacity to pay principal and interest.

Each Fund's advisers may adjust the average maturity of the Fund's portfolio based upon their assessment of the relative yields available on securities of different maturities and their expectations of future changes in interest rates.

Each Fund is classified as a "non-diversified" fund under federal securities law. Each of such Fund's assets may be more concentrated in the securities of any single issuer or group of issuers than if the Fund were diversified.

For temporary defensive purposes, each Fund may invest without limitation in high quality money market instruments and repurchase agreements, the interest income from which may be taxable to shareholders as ordinary income for federal income tax purposes.

In lieu of investing directly, each Fund is authorized to seek to achieve its objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as such Fund. It is anticipated that certain Funds will adopt this approach during 1997. See "Unique Characteristics of Master/Feeder Fund Structure."

No Fund is intended to be a complete investment program, and there is no assurance that any Fund will achieve its investment objective.


MUNICIPAL OBLIGATIONS
"Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state or whether the interest thereon constitutes a preference item for purposes of the federal alternative minimum tax). "New York Municipal Obligations" are Municipal Obligations of the State of New York and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New York State and New York City personal income taxes. "New Jersey Municipal Obligations" are Municipal Obligations of the State of New Jersey and its political subdivisions and of Puerto Rico, other U.S. territories and their political subdivisions, the interest on which, in the opinion of bond counsel, is exempt from New Jersey personal income tax. Municipal Obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational or medical facilities, and may include certain types of industrial development bonds, private activity bonds or notes issued by public authorities to finance privately owned or operated facilities, or to fund short-term cash requirements. Short-term Municipal Obligations may be issued as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance various public purposes.

The two principal classifications of Municipal Obligations are general obligation and revenue obligation securities. General obligation securities involve a pledge of the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. Revenue obligation securities are payable only from revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue obligation securities, the credit quality of which is directly related to the private user of the facilities.

From time to time, each Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of non-governmental issuers such as hospitals or airports, provided, however, that a Fund may not invest more than 25% of the value if its total assets in such bonds if the issuers are in the same industry.

MUNICIPAL LEASE OBLIGATIONS.
Each Fund may invest in municipal lease obligations. These are participations in a lease obligation or installment purchase contract obligation and typically provide a premium interest rate. Municipal lease obligations do not constitute general obligations of the municipality. Certain municipal lease obligations in which the Funds may invest contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment payments in future years unless money is later appropriated for such purpose. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in municipal lease obligations may be illiquid. Each Fund's advisers will evaluate the liquidity of municipal lease obligations in accordance with procedures established by the Funds.


OTHER INVESTMENT PRACTICES
Each Fund may also engage in the following investment practices, when consistent with the Fund's overall objective and policies. These practices, and certain associated risks, are more fully described in the SAI.

MONEY MARKET INSTRUMENTS.
Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

REPURCHASE AGREEMENTS AND FORWARD AND STAND-BY COMMITMENTS. Each Fund may enter into agreements to purchase and resell securities at an agreed-upon price and time. Each Fund may purchase securities for delivery at a future date, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. Each Fund may enter into put transactions, including those sometimes referred to as stand-by commitments, with respect to securities in its portfolio. In these transactions, a Fund would acquire the right to sell a security at an agreed upon price within a specified period prior to its maturity date. A put transaction will increase the cost of the underlying security and consequently reduce the available yield. Each of these transactions involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral or completing the transaction.

BORROWINGS AND REVERSE REPURCHASE AGREEMENTS.
Each Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." Each Fund may also sell and simultaneously commit to repurchase a portfolio security at an agreed-upon price and time. A Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws.

STRIPS AND ZERO COUPON OBLIGATIONS. Each Fund may invest up to 20% of its total assets in stripped obligations (i.e., separately traded principal and interest components of securities) where the underlying obligation is backed by the full faith and credit of the U.S. Government, including instruments known as "STRIPS." Each Fund may also invest in zero coupon obligations. Zero coupon obligations are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. The value of STRIPS and zero coupon obligations tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which a Fund may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, a Fund's yield may decline and it may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Fund's yield may increase and it may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate a Fund to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments. The Internal Revenue Service has not ruled on whether interest on participations in floating or variable rate municipal obligations is tax exempt, and the Fund would purchase such instruments based on opinions of bond counsel.

INVERSE FLOATERS AND INTEREST RATE CAPS. Each Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates, and will be more volatile in response to interest rate changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than municipal securities which do not include such a structure.

OTHER INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

DERIVATIVES AND RELATED INSTRUMENTS. Each Fund may invest its assets in derivative and related instruments to hedge various market risks or to increase its income or gain. Some of these instruments will be subject to asset segregation requirements to cover the Fund's obligations. Each Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments); (ii) enter into swaps, futures contracts and options on futures contracts; (iii) employ forward interest rate contracts; and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

There are a number of risks associated with the use of derivatives and related instruments and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund invests may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose a Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging instrument and in the portfolio assets being hedged. The Funds are not required to use any hedging strategies. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. Derivatives transactions not involving hedging may have speculative characteristics, involve leverage and result in losses that may exceed the original investments of the Fund. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a derivatives position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in derivatives markets. In certain instances, particularly those involving over-the-counter transactions or forward contracts, there is a greater potential that a counterparty or broker may default. In the event of a default, the Fund may experience a loss. For additional information concerning derivatives, related instruments and the associated risks, see the SAI.

PORTFOLIO TURNOVER. The frequency of a Fund's buy and sell transactions will vary from year to year. Each Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly changing market conditions. High portfolio turnover rates would generally result in higher transaction costs, including dealer mark-ups, and would make it more difficult for a Fund to qualify as a registered investment company under federal tax law. See "How Distributions are Made; Tax Information" and "Other Information Concerning the Fund Certain Regulatory Matters."


LIMITING INVESTMENT RISKS
Specific investment restrictions help the Funds limit investment risks for their shareholders. These restrictions prohibit each Fund from: (a) investing more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees); or (b) investing more than 25% of its total assets in any one industry (this would apply to municipal obligations backed only by the assets and revenues of nongovernmental users, but excludes obligations of states, cities, municipalities or other public authorities). A complete description of these and other investment policies is included in the SAI. Except for restriction (b) above and investment policies designated as fundamental above or in the SAI, the Fund's investment policies (including their investment objectives) are not fundamental. The Trustees may change any non-fundamental investment policy without shareholder approval. However, in the event of a change in a Fund's investment objective, shareholders must be given at least 30 days' prior written notice.


RISK FACTORS
No Fund constitutes a balanced or complete investment program, and the net asset value of the shares of each Fund can be expected to fluctuate based on the value of the securities in such Fund's portfolio.

Changes in interest rates may affect the value of the obligations held by the Funds. The value of fixed income securities varies inversely with changes in prevailing interest rates. For a discussion of certain other risks associated with each Fund's additional investment activities, see "Common Investment Policies-Other Investment Practices" and "-Municipal Obligations."

Because each Fund will invest primarily in obligations issued by states, cities, public authorities and other municipal issuers, the Funds are susceptible to factors affecting such states and their municipal issuers. A number of municipal issuers, including New York and New Jersey issuers, have a recent history of significant financial and fiscal difficulties. If an issuer in which a Fund invests is unable to meet its financial obligations, the income derived by the Fund and the Fund's ability to preserve capital and liquidity could be adversely affected. See the SAI for further information regarding New York and New Jersey municipal issuers.

Interest on certain Municipal Obligations (including certain industrial development bonds), while exempt from federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a mutual fund receives such interest, a proportionate share of any exempt-interest dividend paid by the mutual fund may be treated as such a preference item to shareholders. Federal tax legislation enacted over the past few years has limited the types and volume of bonds which are not AMT Items and the interest on which is not subject to federal income tax. This legislation may affect the availability of Municipal Obligations for investment by a Fund.

Each Fund may invest up to 25% of its total assets in Municipal Obligations secured by letters of credit or guarantees from U.S. and foreign banks, and other foreign institutions. The dependence on banking institutions may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in the banking industry. U.S. banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Obligations backed by foreign banks, foreign branches of U.S. banks and foreign governmental and private issuers involve investment risks in addition to those of obligations of domestic issuers, including risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

Because each Fund is "non-diversified," the value of its shares is more susceptible to developments affecting issuers in which such Fund invests. In addition, more than 25% of each Fund's assets may be invested in securities to be paid from revenue of similar projects, which may cause the Fund to be more susceptible to similar economic, political, or regulatory developments. The New York Tax Free Income Fund and the New Jersey Tax Free Income Fund will be particularly susceptible to such economic, political and regulatory developments since the issuers in which such Funds invest will generally be located in the States of New York and New Jersey, respectively.

For a discussion of certain other risks associated with the Funds' additional investment activities, see "Common Investment Policies-Other Investment Practices" above.



MANAGEMENT

THE FUNDS' ADVISERS
The Chase Manhattan Bank ("Chase") acts as investment adviser to the Funds under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Funds, subject to the oversight of the Board of Trustees. Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase and its predecessors have over 100 years of money management experience. For its investment advisory services to the Funds, Chase is entitled to receive an annual fee computed daily and paid monthly at an annual rate equal to 0.30% of the average daily net assets of each Fund. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Funds under a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned operating subsidiary of Chase. CAM makes investment decisions for the Funds on a day-to-day basis. For these services, CAM is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% of the average daily net assets of each Fund. CAM provides discretionary investment advisory services to institutional clients. The same individuals who serve as portfolio managers for Chase also serve as portfolio managers for CAM. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

PORTFOLIO MANAGERS. Pamela Hunter, Vice President and Head of Tax Exempt Investments of Chase, is responsible for the day-to-day management of the Tax Free Income Fund and New York Tax Free Income Fund. Ms. Hunter manages the investment team providing tax exempt strategy, portfolio management and product development, and has been employed at Chase (including its predecessors) since 1980.

Ms. Hunter and Carolyn J. Gill, Vice President and Senior Portfolio Manager of Chase, are responsible for the day-to-day management of the New Jersey Tax Free Income Fund.Ms. Gill has been employed with Chase and its predecessors since 1986 where she has been responsible for managing fund, institutional and individual assets.

Ms. Hunter and Ms. Gill are responsible for the day-to-day management for the Intermediate Tax Free Income Fund.

HOW TO PURCHASE
AND REDEEM SHARES

HOW TO PURCHASE SHARES
Shares of the Funds may be purchased through Chase and other selected financial institutions that have entered into an agreement with the Funds (such institutions are referred to herein as "Financial Institutions") on each business day during which Chase and the New York Stock Exchange are open ("Fund Business Day"). The Funds reserve the right to reject any purchase order or cease offering shares for purchase at any time.

Shares are purchased at their public offering price, which is their next determined net asset value. Orders received by the account administrator at your Financial Institution in proper form prior to the New York Stock Exchange closing time (or such earlier cut-off time as may be established by your Financial Institution) are confirmed at that day's net asset value, provided the order is received by the relevant Fund prior to its close of business accompanied by payment in federal funds. Financial Institutions are responsible for forwarding orders for the purchase of shares on a timely basis. Shares will be maintained in book entry form and share certificates will not be issued. Management reserves the right to refuse to sell shares of any Fund to any institution.

Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening an account.

ELIGIBLE INVESTORS
Qualified investors are defined as trusts and fiduciary accounts. Financial Institutions may establish additional eligibility requirements, including minimum investment requirements, for qualified investors. Financial Institutions are required to maintain at least $5,000,000 in an omnibus account with one or more of the Select Funds. Financial Institutions may offer investors that cease to be qualified investors the ability to continue to hold their shares in the Select Funds through a separate account, for which a separate account fee and transaction costs may be charged to the investor. Financial Institutions that do not offer this feature may redeem an investor's shares if the investor ceases to be qualified.


HOW TO REDEEM SHARES
You may redeem all or any portion of the shares in your account at any time at the net asset value next determined after a redemption request in proper form is furnished by you to the account administrator at your Financial Institution and transmitted to and received by the relevant Fund.

In making redemption requests, the names of the registered shareholders on your account and your account number must be supplied. The price you will receive is the next net asset value calculated after the relevant Fund receives your request in proper form. In order to receive that day's net asset value, the Fund must receive your request before the close of regular trading on the New York Stock Exchange. Your Financial Institution will be responsible for furnishing all necessary documentation to the Funds, and may charge you for its services.

DELIVERY OF PROCEEDS. A Fund generally sends your Financial Institution payment for your shares in federal funds on the business day after your request is received in proper form. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

TELEPHONE REDEMPTIONS. If a Financial Institution is authorized to act upon redemption and transfer instructions received by telephone from an investor and the Financial Institution fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Funds nor the investor's Financial Institution nor any of their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult your account administrator.



HOW THE FUNDS
VALUE THEIR SHARES

The net asset value of each Fund's shares is determined once daily based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time), on each Fund Business Day, by dividing the net assets of a Fund by the total number of outstanding shares of that Fund. Values of assets held by the Funds are determined on the basis of their market or other fair value, as described in the SAI.



HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION

The Funds declare dividends daily and distribute any net investment income other than short term capital gains at least monthly and any net realized short term and long term capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

DISTRIBUTION PAYMENT OPTION. You can choose from three distribution options if made available by your Financial Institution: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or (3) receive all distributions in cash. You can change your distribution option by notifying your account administrator in writing. If your Financial Institution does not offer distribution reinvestment or if you do not select an option when you open your account, all distributions will be made in cash.

Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Each Fund intends to distribute substantially all of its income and gain on a current basis. If a Fund does not qualify as a regulated investment company for any taxable year or does not make such distributions, such Fund will be subject to tax on all of its income and gains.

TAXATION OF DISTRIBUTIONS.
Distributions by the Funds of their tax-exempt interest income will not be subject to federal income tax. With respect to the Intermediate Tax Free Income Fund and Tax Free Income Fund, such distributions will generally be subject to state and local income taxes, but may be exempt if paid out of interest on municipal obligations of the state or locality in which the shareholder resides. To the extent paid out of interest on New York Municipal Obligations, such distributions of the New York Tax Free Income Fund will also be exempt from New York State and New York City personal income taxes for a New York individual resident shareholder. To the extent paid out of interest or net gains from the sale or disposition on New Jersey Municipal Obligations, such distributions of the New Jersey Tax Free Income Fund will also be exempt from New Jersey personal income tax for a New Jersey individual resident shareholder as long as the Fund is a qualified investment fund. A "qualified investment fund" is any investment company or trust, or any series of an investment company or trust, registered with the Securities and Exchange Commission which, for the calendar year in which a distribution is paid: (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash, cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments (excluding cash, cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto) in New Jersey Municipal Obligations. Qualified investment trusts are also subject to certain filing requirements.

All other Fund distributions of net investment income will be taxable as ordinary income. Any distributions of net capital gain which are designated as "capital gain dividends" will be taxable as long-term capital gain, regardless of how long you have held the shares. The taxation of your distribution is the same whether received in cash or in shares through the reinvestment of distributions.

You should carefully consider the tax implications of purchasing shares just prior to a distribution date. This is because you will be taxed on the entire amount of the distribution received, even though the net asset value per share will be higher on the date of such purchase as it will include the distribution amount.

Early in each calendar year the Funds will notify your Financial Institution of the amount and tax status of distributions paid for the preceding year.

The above is only a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).


OTHER INFORMATION
CONCERNING THE FUNDS
Your Financial Institution may offer additional services to its customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption plans. Each Financial Institution may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Institutions may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees.

For shareholders that bank with Chase, Chase may aggregate investments in the Chase Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain other Financial Institutions may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Vista Funds.

Chase and its affiliates and the Chase Vista Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


ADMINISTRATOR
Chase acts as the Funds' administrator and is entitled to receive a fee computed daily and paid monthly at an annual rate equal to 0.10% of each Fund's average daily net assets.


SUB-ADMINISTRATOR
AND DISTRIBUTOR
Vista Fund Distributors, Inc. ("VFD") acts as the Funds' sub-administrator and distributor. VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. For the sub-administrative services it performs, VFD is entitled to receive a fee from each Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. VFD has agreed to use a portion of this fee to pay for certain expenses incurred in connection with organizing new series of the Trust and certain other ongoing expenses of the Trust. VFD is located at One Chase Manhattan Plaza, Third Floor, New York, New York 10081.

CUSTODIAN
Chase acts as custodian for the Funds and receives compensation under an agreement with the Trust. Chase may sub-contract for the provision of certain services to be provided under the custody agreement. Fund securities and cash may be held by sub-custodian banks if such arrangements are reviewed and approved by the Trustees.


EXPENSES
Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. In addition, each Fund may allocate transfer agency and certain other expenses by class if additional classes of such Fund are established in the future. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.


ORGANIZATION AND
DESCRIPTION OF SHARES
The Funds are portfolios of Mutual Fund Select Trust, an open-end management investment company organized as a Massachusetts business trust in 1996 (the "Trust"). The Trust has reserved the right to create and issue additional series and classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted.

Each Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may differ for each class of Fund shares. In addition, other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes. Investors may call 1-800-622-4273 to obtain additional information about other classes of shares of the Funds that may be offered in the future. Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation with respect to one class of shares over another. Shares of each class of a Fund would generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE
Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Portfolio"). In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Portfolio on the same terms and conditions and would pay a proportionate share of such Portfolio's expenses. However, other investors in a Portfolio would not be required to sell their shares at the same public offering price as a Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences may result in differences in returns experienced in the different funds that invest in a Portfolio. Such differences in return are also present in other mutual fund structures.

Smaller funds investing in a Portfolio could be materially affected by the actions of larger funds investing the Portfolio. For example, if a large fund were to withdraw from a Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Portfolio could have effective voting control of such Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did such Fund's shareholders. Shares of a Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Portfolio's objective, policies or restrictions might require the Trust to withdraw the relevant Fund's interest in such Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Portfolio). A Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the relevant Fund.

A Fund will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

If a Fund invests all of its investable assets in a Portfolio, investors in such Fund will be able to obtain information about whether investment in the Portfolio might be available through other funds by contacting the Fund at 1-800- 622-4273. In the event a Fund adopts a master/feeder structure and invests all of its investable assets in a Porfolio, shareholders of that Fund will be given at least 30 days' prior written notice.




PERFORMANCE
INFORMATION

Each Fund's investment performance may from time to time be included in advertisements about the Fund. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in a Fund invested at the public offering price. Total return may also be presented for other periods.

All performance data is based on each Fund's past investment results and does not predict future performance. The performance data for each Fund prior to January 1, 1997 includes the historical performance of a predecessor common trust fund, adjusted to reflect historical expenses at the levels indicated (absent reimbursements) in the Expense Summary for that Fund. These predecessor common trust funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and thus were not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust funds had been registered under the 1940 Act, their performance might have been adversely affected.

Because each Fund is the successor to one or more common trust funds, the assets of which it acquired on a tax free basis at the time the Fund commenced operations, a Fund's portfolio may include net unrealized appreciation comparable to that of a mutual fund which has been in existence for the life of the predecessor common trust fund or funds. Additional information on unrealized appreciation is included under "Performance Information" in the SAI.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objectives and policies.

These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Quotation of investment performance for any period when a fee waiver or expense limitation was in effect will be greater than if the waiver or limitation had not been in effect. Each Fund's performance may be compared to other mutual funds, relevant indices and rankings prepared by independent services. See the SAI.

                 MAKE THE MOST OF YOUR CHASE VISTA PRIVILEGES

The following services are available to you as a Chase Vista Fund shareholder.

[bullet] SYSTEMATIC INVESTMENT PLAN--Invest as much as you wish ($100 or more) in the first or third week of any month. The amount will be automatically transferred from your checking or savings account.

[bullet] SYSTEMATIC WITHDRAWAL PLAN--Make regular withdrawals of $50 or more
         ($100 or more for Class B and Class C accounts) monthly, quarterly or semiannually. A minimum account balance of $5,000 is required to establish a systematic withdrawal plan for Class A accounts.

[bullet] SYSTEMATIC EXCHANGE--Transfer assets automatically from one Chase
         Vista account to another on a regular, prearranged basis. There is no additional charge for this service.

[bullet] FREE EXCHANGE PRIVILEGE--Exchange money between Chase Vista Funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange and systematic withdrawal or exchange.

[bullet] REINSTATEMENT PRIVILEGE--Class A shareholders have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption, accompanied by payment for the shares (not in excess of the redemption).

  Class B and Class C shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.


For more information about any of these services and privileges, call your shareholder servicing agent, investment representative or the Chase Vista Service Center at 1-800-34-VISTA. These privileges are subject to change or termination.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
DST Systems, Inc.
210 West 10th Street
Kansas City, MO 64105


LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

[Logo of Chase Vista Funds]

CHASE VISTA FUNDS
101 Park Avenue
New York, NY 10178
                                                                      VSTF-1-398